Filed pursuant to Rule 497 File no. 333-216665 Rule 482 ad

Monroe Capital Corporation Prices Public Offering of

$60 Million 5.75% Notes Due 2023

CHICAGO, Ill. – September 5, 2018 – Monroe Capital Corporation (the “Company”) (NASDAQ: MRCC) announced today that it has priced an underwritten public offering of $60.0 million in aggregate principal amount of its 5.75% notes due 2023 (the “Notes”) which will result in net proceeds to the Company of approximately $57.7 million (or approximately $66.4 million if the underwriters fully exercise the overallotment option described below) based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on October 31, 2023, and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after October 31, 2020. The Notes will bear interest at a rate of 5.75% per year, payable quarterly on January 31, April 30, July 31 and October 31 of each year, beginning on October 31, 2018. The Company has also granted the underwriters an option to purchase an additional $9.0 million aggregate principal amount of Notes to cover overallotments, if any, on or before October 5, 2018.

The offering is subject to customary closing conditions and is expected to close on September 12, 2018. The Company will submit an application for the Notes to be listed and trade on The Nasdaq Global Select Market under the trading symbol “MRCCL.” If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date.

The Company has received a private rating of “A-” from Egan-Jones Ratings Company, an independent, unaffiliated rating agency.

The Company intends to use the net proceeds of the offering to invest in portfolio companies in accordance with its investment objectives and for other general corporate purposes, including payments of operating expenses. The Company also intends to use a portion of the net proceeds from the offering to repay outstanding indebtedness under its revolving credit facility. As of August 31, 2018, the Company had $114.4 million of indebtedness outstanding under the credit facility.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), BB&T Capital Markets, a division of BB&T Securities, LLC, and Janney Montgomery Scott LLC are acting as book-running managers for the offering. B. Riley FBR, Inc., Oppenheimer & Co. and William Blair are acting as lead managers for the offering. National Securities Corporation and Wedbush Securities Inc. are acting as co-managers for the offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 5, 2018, and the accompanying prospectus dated June 1, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering is being made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com.

ABOUT MONROE CAPITAL CORPORATION
Monroe Capital Corporation is a publicly-traded specialty finance company that principally invests in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments in middle-market companies. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation. The Company’s investment activities are managed by its investment adviser, Monroe Capital BDC Advisors, LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of Monroe Capital LLC. To learn more about Monroe Capital Corporation, visit www.monroebdc.com.

ABOUT MONROE CAPITAL LLC
Monroe Capital LLC (“Monroe”) is a private credit asset management firm specializing in direct lending and opportunistic private credit investing. Since 2004, the firm has provided private credit solutions to borrowers in the U.S. and Canada. Monroe’s middle market lending platform provides senior and junior debt financing to businesses, special situation borrowers, and private equity sponsors. Investment types include unitranche financings; cash flow, asset based and enterprise value based loans; and equity co-investments. Monroe is committed to being a value-added and user-friendly partner to business owners, senior management, and private equity and independent sponsors. The firm is headquartered in Chicago and maintains offices in Atlanta, Boston, Dallas, Los Angeles, New York, and San Francisco.

Monroe has been recognized by Creditflux as the 2018 Best U.S. Direct Lending Fund; Private Debt Investor as the 2017 Lower Mid-Market Lender of the Year; Global M&A Network as the 2017 Small Middle Markets Lender of the Year; M&A Advisor as the 2016 Lender Firm of the Year; and the U.S. Small Business Administration as the 2015 Small Business Investment Company (SBIC) of the Year. For more information, please visit www.monroecap.com.

FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.

SOURCE:         Monroe Capital Corporation

Investor Contact:	Aaron D. Peck
Chief Investment Officer and Chief Financial Officer
Monroe Capital Corporation
(312) 523-2363
Email: apeck@monroecap.com

Media Contact:	Emily Stoermer
BackBay Communications
(617) 391-0801
Email: emily.stoermer@backbaycommunications.com